Exhibit 10.33

INDEMNIFICATION AGREEMENT

This Director or Officer Indemnification Agreement (this “Agreement”) is entered into as of                  by and between U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), and the director or officer of the Company identified on the signature page hereto (the “Director or Officer”) and collectively with such Director or Officers’ affiliated persons, the “Indemnitees”).

RECITALS

A. The Company and Director or Officer recognize the continued difficulty in obtaining liability insurance for its directors and officers, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company and Director or Officer further recognize the substantial increase in corporate litigation in general, subjecting directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. The current protection available to directors may not be adequate under the present circumstances, and directors, including the Director or Officer, may not be willing to continue to serve or be associated with the Company in such capacities without additional protection for themselves and their Affiliated Persons.

D. The Company (i) desires to attract and retain the involvement of highly qualified persons, such as Director or Officer, to serve and be associated with the Company, and (ii) accordingly, wishes to provide for the indemnification and advancement of expenses to the Director or Officer and the Director or Officer’s Affiliated Persons as provided herein.

E. This Agreement is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws and any resolutions adopted pursuant thereto and shall not be deemed a substitute thereof, nor to diminish or abrogate any rights of Indemnitees thereunder.

F. The Company and Indemnitees recognize that the interpretation of ambiguous statutes, regulations and court opinions, and of the Certificate of Incorporation and Bylaws of the Company, and the vagaries of public policy, are too uncertain to provide the Directors and Officers of the Company with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties in good faith for the Company.

G. It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such Directors and Officers to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants contained herein and Indemnitee’s agreement to continue to serve the Company after the date hereof, the sufficiency of which is hereby acknowledged, the Company and Indemnitee do hereby covenant and agree as follows:

1. Indemnification

(a) The right to be indemnified or to receive advancement of Expenses under this Agreement (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the date of this Agreement and (iii) shall continue after any rescission or restrictive modification of this Agreement as to events occurring prior thereto.

(b) The Company shall indemnify and hold harmless the Indemnitees to the fullest extent permitted by law if any such Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed, formal or informal action, suit, proceeding or alternative dispute resolution mechanism, or any formal or informal hearing, inquiry or investigation that such Indemnitee in good faith believes might lead to the institution of any such formal or informal action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other, by a government agency or a third party (hereinafter an “Indemnifiable Claim”) by reason of (or arising in part out of) any event or occurrence related to the fact that Director or Officer or an Affiliated Person is or was (or is alleged to be or to have been) a director, officer, employee, controlling person, fiduciary or other agent or affiliate of the Company, or any subsidiary of the Company, or is or was (or is alleged to be or to have been) serving at the request of the Company as a director, officer, employee, fiduciary or other agent or affiliate of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of such Director or Officer or an Affiliated Person while serving or acting (or allegedly serving or acting) in such capacity, including, without limitation, any such Indemnifiable Claim under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other federal or state statutory law or regulation, or any such Indemnifiable Claim, at common law or otherwise, that relates directly or indirectly (i) to the registration, purchase, sale or ownership of any securities of the Company or (ii) to any fiduciary obligation owed with respect to the Company and its stockholders (hereinafter an “Indemnification Event”), against any and all losses, claims, damages, expenses and liabilities, joint or several, incurred in connection with such Indemnifiable Claim (including any formal or informal investigation), legal and other expenses incurred in connection with, and any amount paid in settlement of (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) any such Indemnifiable Claim and against any and all expenses (including reasonable attorneys’ fees as determined by the Company and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any formal or informal action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation related to such Indemnifiable Claim), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Indemnifiable Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. The Company shall make such payment of Expenses as soon as practicable.

(c) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as defined in Section 9(f) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 9(e) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an “Expense Advance”) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law or hereunder, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law or hereunder shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitees’ obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 9(d) hereof), the Reviewing Party shall be selected by the Board of Directors with the approval of the Indemnitee (which approval shall not be unreasonably withheld), and if there has been such a Change in Control (other than a Change in Control (i) which has been approved by a majority of the Company’s Board of Directors prior to such Change in Control or (ii) following which a majority of the Board of Directors of the Company (or the ultimate parent entity thereof) is comprised of directors who were directors of the Company immediately prior to the Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 9(e) hereof subject to the approval of the Indemnitee (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitees as to whether and to what extent Indemnitees would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including reasonable attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding.

(d) Contribution. If the indemnification provided for in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any Indemnifiable Claims referred to therein, then the Company, in lieu of indemnifying such Indemnitee thereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitees, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.

The Company hereby agrees to fully indemnify and hold harmless Indemnitee from any claims for contribution which may be brought by Officers, Directors or employees of the Company (other than Indemnitee) who may be jointly liable with Indemnitee.

Whether or not the indemnification provided in this Agreement is available, in respect of any threatened, pending or completed action, suit or proceeding in which Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), Company shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Indemnitee to contribute to such payment and Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. Company shall not enter into any settlement of any action, suit or proceeding in which Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

In connection with the registration of the Company’s securities, the relative benefits received by the Company and any Indemnitee shall be deemed to be in the same respective proportions that the proceeds from the offering (before deducting expenses) received by the Company and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and any Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and each Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 1(d) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company’s securities, in no event shall an Indemnitee be required to contribute any amount under this Section 1(d) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Indemnitee or (ii)

the net proceeds received by such Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(e) Survival Regardless of Investigation. The indemnification and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitees or any officer, director, employee, agent or controlling person of the Indemnitees.

(f) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that an Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 1(a) hereof or in the defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection therewith. For the purposes of this section, Indemnitee will be deemed to have been “successful on the merits” upon termination of any Proceeding or of any claim, issue or matter therein, by the winning of a motion to dismiss, motion for summary judgment, settlement (with or without court approval), or upon a plea of nolo contendere or its equivalent.

(g) The Company and Indemnitee agree that a monetary remedy for breach of this Agreement may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company acknowledges that in the absence of a waiver, a bond or undertaking may be required of Indemnitee by the Court, and the Company hereby waives any such requirement of a bond or undertaking.

(h) Security. To the extent requested by the Indemnitee and approved by the Board of Directors, the Company may at any time and from time to time provide security to the Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

2. Expenses; Indemnification Procedure

(a) Advancement of Expenses. The Company shall advance all Expenses, which shall include but not be limited to any expense, liability or loss, including reasonable attorney’s fees as determined by Company, judgments, fines, ERISA excise taxes and penalties, and amounts paid or to be paid in settlement incurred by any Indemnitee. The advances to be made hereunder shall be paid by the Company to the Indemnitee within ten (10) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the statement) from time to time, whether prior to or after final disposition of any Proceeding. Indemnitee shall have the right to advancement by the Company prior to the final adjudication of any Indemnifiable Claim of any and all Expenses relating to, arising out of or resulting from any Indemnifiable Claim paid or incurred by Indemnitee or which Indemnitee determines are reasonably likely to be paid or incurred by Indemnitee.

Indemnitee’s right to such advancement is not subject to the satisfaction of any standard of conduct.

Advances shall be made without regard to Indemnitee’s ability to repay and without regard to Indemnitee’s ultimate entitlement to be indemnified, held harmless or exonerated under the other provisions of this Agreement.

Advances shall include any and all reasonable Expenses incurred pursuing a Proceeding to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

Without limiting the generality or effect of the foregoing, within thirty days after any request by Indemnitee, the Company shall, in accordance with such request (but without duplication of advances made as described above), (a) pay such Expenses on behalf of Indemnitee, (b) advance to Indemnitee funds in an amount sufficient to pay such Expenses, or (c) reimburse Indemnitee for such Expenses.

The right to advances under this section shall in all events continue until final disposition of any Proceeding, including any appeal thereof.

(b) Notice/Cooperation by Indemnitees. Each Indemnitee shall give the Company notice in writing as soon as practicable of any Indemnifiable Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. In addition, each Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power. The failure by Indemnitee to timely notify the Company of any Indemnifiable Claim shall not relieve the Company from any liability hereunder unless, and only to the extent that, the Company did not otherwise learn of such Indemnifiable Claim and such failure results in forfeiture by the Company of substantial defenses, rights or insurance coverage.

(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Indemnifiable Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that any Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether an Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee’s claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief. Additionally, the Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption and anyone seeking to determine that the Indemnitee is not entitled to Indemnification hereunder, shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

(d) Failure to Act. If the person or persons so empowered to make a determination pursuant to Section 9(f) hereof shall have failed to make the requested determination within ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Corporation to determine Indemnitee’s entitlement to indemnification, the requisite determination that Indemnitee is entitled to indemnification shall be deemed to have been made; except that no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

(e) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Indemnifiable Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Indemnifiable Claim, the Company shall give prompt notice of the commencement of such Indemnifiable Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of each Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

(f) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Indemnifiable Claim, the Company shall be entitled to assume the defense of such Indemnifiable Claim, with counsel approved by the applicable Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Indemnifiable Claim; provided that, (i) the Indemnitee shall have the right to employ such Indemnitee’s counsel in any such Indemnifiable Claim at the Indemnitee’s expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) such Indemnitee shall have reasonably concluded that there is an actual conflict of interest, or a potential conflict of interest that is material and reasonably likely, between the Company and such Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Indemnifiable Claim, then the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company. As long as the Company has otherwise complied with the terms hereof, the Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim, action or proceeding against any Indemnitee without the consent of such Indemnitee, provided such settlement includes a full release of the Indemnitee by the claimant from all liabilities or potential liabilities under such claim and does not impose any penalty or limitation on the Indemnitee.

(g) Indemnitee shall be entitled access to such information in the possession of the Company as may be reasonably necessary to enforce Indemnitee’s rights under this Agreement. Additionally, if the Indemnitee is the subject of or is implicated in any way during an investigation, whether formal or informal, the Company shall share with Indemnitee any information it has turned over to any third parties concerning the investigation.

3. Additional Indemnification Rights: Nonexclusivity.

(a) Scope. The Company hereby agrees to indemnify each Indemnitee to the fullest extent permitted by law and in accordance with the terms hereof, notwithstanding that such indemnification may not be specifically authorized by the Company’s Amended and Restated Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that each Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 8(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which any Indemnitee may be entitled under the Company’s Amended and Restated Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to each Indemnitee for any action that Director or Officer took or did not take while serving in an indemnified capacity even though the Director or Officer may have ceased to serve in such capacity.

4. Order of Payments; No Duplication of Payments; No Offset. The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by a third party. The Company hereby agrees (i) that it is the indemnitor of first resort with respect to claims made against Indemnitee arising out of Indemnitee’s capacity as a Director or Officer of Company (i.e., its obligations to Indemnitee are primary), (ii) that it shall be required to advance the full amount of Expenses (subject to the provisions concerning the advancement of legal fees set forth elsewhere in this agreement) incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement as required by the terms of this Agreement, without regard to any rights Indemnitee may have against any third party, and, (iii) that with respect to its obligations to advance legal fees and indemnify Indemnitee for activities undertaken in Indemnitee’s capacity as a Director or Officer of the Company, it irrevocably waives, relinquishes and releases any third party indemnitor from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by a third party indemnitor on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing; however, the Company shall not be liable under this Agreement to make any payment in connection with any Indemnifiable Claim made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, Amended and Restated Certificate of Incorporation, the Bylaws or otherwise) of the amounts otherwise Indemnifiable Claim hereunder. Notwithstanding any other provision of this Agreement to the contrary, (i) Indemnitee shall have no obligation to reduce, offset, allocate, pursue or apportion any indemnification, hold harmless, exoneration, advancement, contribution or insurance coverage among multiple parties possessing such duties to Indemnitee prior to the Company’s satisfaction and performance of all its obligations under this Agreement, and (ii) the Company shall perform fully its obligations under this Agreement without regard to whether Indemnitee holds, may pursue or has pursued any indemnification, advancement, hold harmless, exoneration, contribution or insurance coverage rights against any person or entity other than the Company.

5. Partial Indemnification. If any Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Indemnifiable Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which such Indemnitee is entitled.

6. Liability Insurance.

(a) Commitment to Maintain Insurance. For the duration of Indemnitee’s service as a director and/or officer of the Company, and thereafter for so long as Indemnitee shall be subject to any pending or possible Indemnifiable Claim, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to cause to be maintained in effect policies of directors’ and officers’ liability insurance providing coverage for directors and/or officers of the Company that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance.

(b) Parity of Coverage. To the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, fiduciaries or other agents and affiliates, such Indemnitee shall be covered by such policies in such a manner as to provide to such Indemnitee the same rights and benefits as are accorded to the Company’s directors, if such Indemnitee is a director, or of the Company’s officers, if such Indemnitee is not a director of the Company but is an officer; or of the Company’s controlling persons, fiduciaries or other agents or affiliates, if such Indemnitee is not an officer or director but is a control person, fiduciary, agent or affiliate; except that the Company shall retain the right to purchase higher, separate limits as it may deem appropriate.

(c) Change of Control. In the event of a Change in Control or the Company’s becoming insolvent—including being placed into receivership or entering the federal bankruptcy process and the like—the Company shall maintain in force any and all insurance policies then maintained by the Company in providing insurance—directors’ and officers’ liability, fiduciary, employment practices or otherwise—in respect of Indemnitee, for a period of six years thereafter, and the policies shall continue to be placed by the Company’s broker.

7. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Action or Omissions. To indemnify any Indemnitee for any intentional malfeasance by the Indemnitee or any act undertaken by the Indemnitee where the Indemnitee did not in good faith believe the Indemnitee was acting in the best interests of the Company, or for any other acts, omissions or transactions from which the Indemnitee may not be relieved of liability under applicable law as determined in a final adjudication not subject to any further rights of appeal;

(b) Indemnifiable Claims Initiated by Indemnitee. To indemnify or advance Expenses to any Indemnitee with respect to Indemnifiable Claims initiated or brought voluntarily by such Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnity under this Agreement or any other agreement or insurance policy or under the Company’s Amended and Restated Certificate of Incorporation or Bylaws now or hereafter in effect relating to Indemnifiable Claims for Indemnification Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Indemnifiable Claim, or (iii) as otherwise required under the Delaware General Corporation Law, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

(c) Lack of Good Faith. To indemnify any Indemnitee for any Expenses incurred by such Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines, in a final adjudication not subject to any further rights of appeal, that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(d) Indemnifiable Claims Under Section 16(b). To indemnify any Indemnitee for Expenses and the payment of profits arising from the purchase and sale by such Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute if the Company reasonably determines that Indemnitee clearly violated Section 16(b) and must disgorge the profits to the Company.

8. No Imputation; Good Faith. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or the Company itself shall not be imputed to Indemnitee for purposes of determining any rights under this Agreement. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by an officer of the Company in the course of his duties, or on the advice of legal counsel for the Company or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser, investment banker, compensation consultant, or other expert selected with reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 8 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct. Whether or not the foregoing provisions of this Section are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

9. Construction of Certain Phrases.

(a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents, fiduciaries and other Affiliated Persons, so that if Indemnitee is or was a director, officer, employee, agent, control person, fiduciary or an Affiliated Person of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary or another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, such Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as such Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on any Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, office, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent, fiduciary or other Affiliated Person with respect to an employee benefit plan, its participants or its beneficiaries; and if any Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(c) For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if after the date of this Agreement (i) any “person” (as such term in used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 60% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets.

(d) For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or any Indemnitee within the last three years (other than with respect to matters concerning the right of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

(e) For purposes of this Agreement, a “Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Indemnifiable Claim for which an Indemnitee is seeking indemnification, or Independent Legal Counsel.

(f) For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

11. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company (and the Company may assign its rights and obligations under this Agreement in connection with any such transaction without the consent of any Indemnitee), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to each Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall be effective as of the date set forth on the first page, and this Agreement applies to any Indemnification Event that occurred prior to or after such date if Indemnitee was an officer, director, employee or agent of, or attorney for, Company, or was serving at the request of Company as a director, officer, employee or agent of, or attorney for, another corporation, partnership, joint venture, trust or other enterprise, at the time such Indemnification Event occurred. This Agreement shall continue in effect with respect to Indemnifiable Claims relating to Indemnification Events regardless of whether Director or Officer or any Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise at the Company’s request.

12. Attorneys’ Fees. In the event that any action is instituted by an Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, any Indemnitee shall be entitled to be paid all Expenses (including reasonable attorneys’ fees as determined by the Company and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action) incurred by such Indemnitee with respect to such action, regardless of whether such Indemnitee is ultimately successful in such action, unless, as part of such action, a court of competent jurisdiction determines in a final adjudication not subject to further rights of appeal that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In connection with such action, Indemnitee shall be entitled to the advancement of Expenses (including reasonable attorneys’ fees as determined by the Company and all other costs, expenses and obligations incurred in connection investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action) with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines in a final adjudication not subject to further rights of appeal that each of the material assertions made by such Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted & or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses (including reasonable attorneys’ fees as determined by the Company and all other costs, expenses and obligations incurred in connection investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action) incurred by such Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses (including reasonable attorneys’ fees as determined by the Company and all other costs, expenses and obligations incurred in connection investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action) with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines in a final adjudication not subject to further rights of appeal that each of such Indemnitee’s material defenses to such action was not made in good faith or was frivolous. In the event Indemnitee brings an action for recovery under any insurance policy referred to in this Section 12, Company shall indemnify Indemnitee for any Expenses incurred in bringing such action and shall advance to Indemnitee the Expenses of such action; provided, however, that by executing this Agreement Indemnitee hereby undertakes to promptly re-pay the Company for any such advanced Expenses if a court of competent jurisdiction finds that all of the claims brought by the Indemnitee were frivolous and not in good faith.

13. Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand or by messenger addressed: (i) if to an Indemnitee at such Indemnitee’s address and facsimile number as set forth beneath the Indemnitee’s signature to this Agreement, or, at such other address and facsimile number as the Indemnitee may furnish to the Company; or (ii) if to the Company, one copy should be sent to at the address of its principal corporate offices, which is currently 17150 South Margay Avenue, Carson, CA 90746, facsimile (310) 735-0088, Attn: Chief Executive Officer, or at such other address and facsimile number as the Company shall have furnished to the Indemnitee, with a copy to Vice President, Legal Services, 17150 South Margay Avenue, Carson, CA 90746, facsimile 310.735.0553. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer when directed to the facsimile number provided as aforesaid.

14. Consent to Jurisdiction. The Company and each Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in courts located in Delaware, which shall be the exclusive and only proper forum for adjudicating such a claim.

15. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

The Company shall be precluded from asserting in any such proceeding that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

16. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

17. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of each Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

18. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by the Company and the Director or Officer, whereupon all

Indemnitees (including any that are third party beneficiaries hereunder) shall be bound. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto, including, without limitation, any indemnification agreement between the Director and Officer and the Company.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY U.S. AUTO PARTS NETWORK, INC.,
a Delaware corporation

By:

Name:
Title:

Address: 17150 South Margay Avenue Carson, CA 90746

DIRECTOR OR OFFICER

Printed Name

Address:

[SIGNATURE PAGE TO DIRECTOR OR OFFICER INDEMNIFICATION AGREEMENT]

FORM OF UNDERTAKING

The undersigned is the Indemnitee as defined in that certain Indemnification Agreement dated                     between the undersigned and Company (the “Indemnification Agreement”). Capitalized terms not otherwise defined herein shall have the meanings give in such agreement.

As a condition to receiving Expense Advances, Indemnitee agrees that, if, when and to the extent that a final judicial determination is made that Indemnitee would not be permitted to be so indemnified under applicable law, the Indemnitee shall reimburse the Company for all amounts theretofore paid by the Company to Indemnitee pursuant to the Indemnification Agreement within 60 days of the Company’s demand, but only to the extent that Indemnitee is ultimately found not to be entitled to be indemnified by the Company under the terms of the Indemnification Agreement, the charter documents of the Company (including its organizing documents and bylaws), and applicable state law.

This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

[Indemnitee]

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